            [LETTERHEAD OF RACHLIN & ASSOCIATES, P.A. APPEARS HERE]

December 2, 1996


Securities and Exchange Commission


Dear Sir or Madam,

We have reviewed the attached Form 8K and agree with the statements therein. We have had no disagreements with the client.

Very truly yours,


RACHLIN & ASSOCIATES, P.A.


/s/ Robert P. Rachlin, C.P.A.
-----------------------------
Robert P. Rachlin, C.P.A.